Exhibit 10.3

AMENDMENT NO. 6 TO LOAN AGREEMENT

This Amendment No. 6 to Loan Agreement (this “Agreement”), dated as of May 9, 2019, is entered into by and among GENESIS HEALTHCARE, INC., a Delaware corporation (“Ultimate Parent”), FC-GEN OPERATIONS INVESTMENT, LLC, a Delaware limited liability company (the “Borrower”), GEN OPERATIONS I, LLC, a Delaware limited liability company (“Parent”), GEN OPERATIONS II, LLC, a Delaware limited liability company (“Holdings”, and together with Ultimate Parent, Borrower and Parent, “Amendment Parties”), each of the Lenders (as defined below) party hereto and WELLTOWER INC., as Administrative Agent (in such capacity, and together with its successors and permitted assigns, “Administrative Agent”).

WHEREAS, Amendment Parties, Administrative Agent, Collateral Agent and the financial institutions from time to time party thereto as lenders (the “Lenders”) are parties to that certain Term Loan Agreement, dated as of July 29, 2016, as amended by that certain Amendment No. 1 to Loan Agreement, dated as of December 22, 2016, as amended by that certain Amendment No. 2 and Waiver to Loan Agreement, dated as of May 5, 2017, as amended by that certain Amendment No. 3 to Loan Agreement, dated as of August 8, 2017, as amended and restated by that certain Amendment No. 4 to Loan Agreement, dated as of March 6, 2018, and as amended by that certain Amendment No. 5 to Loan Agreement, dated as of March 13, 2019 (as it may have been further amended, restated, amended and restated, supplemented or otherwise modified through the date hereof prior to this Agreement, the “Existing Loan Agreement” and as amended hereby and as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Administrative Agent, Collateral Agent and the Lenders have agreed, among other things, to provide to Borrower certain loans and other financial accommodations in accordance with the terms and conditions set forth therein;

WHEREAS, Amendment Parties and the Loan Parties have requested that Administrative Agent and the Lenders agree to amend the Existing Loan Agreement to reflect an extension of the Maturity Date; and

WHEREAS, Administrative Agent and the Lenders constituting at least Required Lenders are willing to agree to Amendment Parties’ request for such amendments, subject to and in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, Amendment Parties, Administrative Agent and the Lenders constituting at least Required Lenders each hereby agrees as follows:

1. Recitals; Definitions.    The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof.  All capitalized terms used herein (including, without limitation, in the foregoing recitals) and not defined herein shall have the meanings given to such terms in the Loan Agreement and the rules of interpretation set forth in Section 1.2 thereof are incorporated herein mutatis mutandis.

2. Amendments to the Existing Loan Agreement.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 3 below, the definition of “Maturity Date” set forth in Section 1.1 of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

““Maturity Date”:  November 30, 2021.”

3. Conditions.  The effectiveness of this Agreement is subject to the following conditions, each in form and substance satisfactory to Administrative Agent (the date on which such conditions have been satisfied, the “Sixth Amendment Effective Date”):

(a) Administrative Agent shall have received a fully executed copy of this Agreement;

(b) no Default or Event of Default shall have occurred and be continuing as of the date hereof under this Agreement, the Loan Agreement or any other Loan Document; and

(c) Loan Parties shall have delivered such further documents, information, certificates, records and filings as Administrative Agent may reasonably request.

4. Reaffirmation of Loan Documents.  By executing and delivering this Agreement, each Loan Party hereby (i) reaffirms, ratifies and confirms its Obligations under the Loan Agreement, the Notes and the other Loan Documents, as applicable, (ii) agrees that this Agreement shall be a “Loan Document” under the Loan Agreement and (iii) hereby expressly agrees that the Loan Agreement, the Notes and each other Loan Document shall remain in full force and effect.

5. Reaffirmation of Grant of Security Interest in Collateral.  Each Loan Party hereby expressly reaffirms, ratifies and confirms its obligations under the Guarantee and Collateral Agreement, including its mortgage, grant, pledge and hypothecation to Administrative Agent for the benefit of the Secured Parties, of the Lien on and security interest in, all of its right, title and interest in, all of the Collateral.

6. Confirmation of Representations and Warranties; Liens; No Default.  Each Loan Party hereby confirms that (i) all of the representations and warranties set forth in the Loan Documents to which it is a party continue to be true and correct in all material respects as of the date hereof as if made on the date hereof and as if fully set forth herein, except to the extent (A) such representations and warranties by their terms expressly relate only to a prior date (in which case such representations and warranties shall be true and correct in all material respects as of such prior date) or (B) any such representation or warranty is no longer true, correct or complete due to the occurrence of one or more events that are permitted to occur (or are not otherwise prohibited) under the Loan Documents, (ii) there are no continuing Defaults or Events of Default that have not been waived or cured, (iii) subject to the terms and conditions of the Loan Documents, Administrative Agent has and shall continue to have valid, enforceable and perfected Liens on the Collateral with the priority set forth in the Intercreditor Agreement, for the benefit of the Secured Parties, pursuant to the Loan Documents or otherwise granted to or held by Administrative Agent, for the benefit of the Secured Parties, subject only to Liens expressly permitted pursuant to Section 7.2 of the Loan Agreement, and (iv) the agreements and obligations of Borrower and each other Loan Party contained in the Loan Documents and in this Agreement constitute the legal, valid and binding obligations of Borrower and each other Loan Party, enforceable against Borrower and each other Loan Party in accordance with their respective terms, except to the extent limited by general principles of equity and by bankruptcy, insolvency, fraudulent conveyance, or other similar laws affecting creditors’ rights generally.

7. No Other Amendments.  Except as expressly set forth in this Agreement, the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect.  This Agreement shall be limited precisely and expressly as drafted and shall not be construed as consent to the amendment, restatement, modification, supplementation or waiver of any other terms or provisions of the Loan Agreement or any other Loan Document.

8. Costs and Expenses. The payment of all fees, costs and expenses incurred by Administrative Agent in connection with the preparation and negotiation of this Agreement shall be

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governed by Section 10.5 of the Loan Agreement, and in any event shall be paid within thirty (30) days of the Sixth Amendment Effective Date.

9. Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  THE JURISDICTION AND WAIVER OF RIGHT TO TRIAL BY JURY PROVISIONS IN SECTIONS 10.12 AND 10.17 OF THE LOAN AGREEMENT ARE INCORPORATED, MUTATIS MUTANDIS, HEREIN BY REFERENCE.

10. Successors/Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
11. Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

12. Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile transmission or by electronic mail in “portable document format” shall be effective as delivery of a manually executed counterpart hereof.  A copy of this Agreement signed by all the parties shall be lodged with the Borrower and Administrative Agent.

13. Release of Claims.  In consideration of the Lenders’ and Administrative Agent’s agreements contained in this Agreement, each Loan Party hereby releases and discharges each Lender and Administrative Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Administrative Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Administrative Agent, any Lender or any other Released Person relating to the Loan Agreement or any other Loan Document on or prior to the date hereof.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or has caused the same to be executed by its duly authorized representatives as of the date first above written.

GENESIS HEALTHCARE, INC.,
as Ultimate Parent

By: /s/ Michael Berg
Name:Michael Berg
Title: Assistant Secretary

FC-GEN OPERATIONS INVESTMENT, LLC,

as Borrower

By: /s/ Michael Berg
Name:Michael Berg
Title: Assistant Secretary

GEN OPERATIONS I, LLC,

as Parent

By: /s/ Michael Berg
Name:Michael Berg
Title: Assistant Secretary

GEN OPERATIONS II, LLC,
as Holdings

By: /s/ Michael Berg
Name:Michael Berg
Title: Assistant Secretary

EACH OF THE ENTITIES LISTED ON ANNEX I ATTACHED HERETO:

By: FC-GEN OPERATIONS INVESTMENT, LLC,

its authorized agent

By: /s/ Michael Berg
Name:Michael Berg
Title: Assistant Secretary

WELLTOWER INC.,
as Administrative Agent

By:/s/ Mary Ellen Pisanelli
Name:Mary Ellen Pisanelli
Title: Authorized Signatory

HCRI TUCSON PROPERTIES, INC.,
as Lender

By:/s/ Mary Ellen Pisanelli
Name:Mary Ellen Pisanelli
Title: Authorized Signatory

OHI MEZZ LENDER LLC,

as Lender

By: /s/ Megan M. Ames
Name:Megan M. Ames
Title: Authorized Signatory

ANNEX I

1 EMERSON DRIVE NORTH OPERATIONS LLC

1 EMERSON DRIVE SOUTH OPERATIONS LLC

1 MAGNOLIA DRIVE OPERATIONS LLC

10 WOODLAND DRIVE OPERATIONS LLC

100 CHAMBERS STREET OPERATIONS LLC

100 EDELLA ROAD OPERATIONS LLC

100 ST. CLAIRE DRIVE OPERATIONS LLC

1000 ASSOCIATION DRIVE OPERATIONS LLC

1000 LINCOLN DRIVE OPERATIONS LLC

1000 ORWIGSBURG MANOR DRIVE OPERATIONS LLC

1000 SCHUYLKILL MANOR ROAD OPERATIONS LLC

101 13TH STREET OPERATIONS LLC

101 MILLS PLACE OPERATIONS LLC

1020 SOUTH MAIN STREET OPERATIONS LLC

1080 SILVER LAKE BOULEVARD OPERATIONS LLC

1104 WELSH ROAD OPERATIONS LLC

1113 NORTH EASTON ROAD OPERATIONS LLC

1145 POQUONNOCK ROAD OPERATIONS LLC

115 EAST MELROSE AVENUE OPERATIONS LLC

115 SUNSET ROAD OPERATIONS LLC

1165 EASTON AVENUE OPERATIONS LLC

1165 EASTON AVENUE PROPERTY, LLC

120 MURRAY STREET OPERATIONS LLC

120 MURRAY STREET PROPERTY LLC

1201 RURAL AVENUE OPERATIONS LLC

12-15 SADDLE RIVER ROAD OPERATIONS LLC

1240 PINEBROOK ROAD, LLC

1245 CHURCH ROAD OPERATIONS LLC

1248 HOSPITAL DRIVE OPERATIONS LLC

1248 HOSPITAL DRIVE PROPERTY LLC

125 HOLLY ROAD OPERATIONS LLC

128 EAST STATE STREET ASSOCIATES, LLC

1350 E. LOOKOUT DRIVE OPERATIONS LLC

1351 OLD FREEHOLD ROAD OPERATIONS LLC

1361 ROUTE 72 WEST OPERATIONS LLC

140 PRESCOTT STREET OPERATIONS LLC

1420 SOUTH BLACK HORSE PIKE OPERATIONS LLC

1420 SOUTH BLACK HORSE PIKE PROPERTY, LLC

144 MAGNOLIA DRIVE OPERATIONS LLC

1501 SE 24TH ROAD, LLC

1515 LAMBERTS MILL ROAD OPERATIONS LLC

1526 LOMBARD STREET SNF OPERATIONS LLC

1539 COUNTRY CLUB ROAD OPERATIONS LLC

1543 COUNTRY CLUB ROAD MANOR OPERATIONS LLC

15810 SOUTH 42ND STREET OPERATIONS LLC

16 FUSTING AVENUE OPERATIONS LLC

161 BAKERS RIDGE ROAD OPERATIONS LLC

1631 RITTER DRIVE OPERATIONS LLC

1650 GALISTEO STREET OPERATIONS LLC

1680 SPRING CREEK ROAD OPERATIONS LLC

1700 PINE STREET OPERATIONS LLC

1700 WYNWOOD DRIVE OPERATIONS LLC

1718 SPRING CREEK ROAD OPERATIONS LLC

1775 HUNTINGTON LANE, LLC

1801 TURNPIKE STREET OPERATIONS LLC

1801 WENTWORTH ROAD OPERATIONS LLC

184 BETHLEHEM PIKE OPERATIONS LLC

191 HACKETT HILL ROAD OPERATIONS LLC

1980 SUNSET POINT ROAD, LLC

2 DEER PARK DRIVE OPERATIONS LLC

20 SUMMIT STREET OPERATIONS LLC

200 MARTER AVENUE OPERATIONS LLC

200 REYNOLDS AVENUE OPERATIONS LLC

200 SOUTH RITCHIE AVENUE OPERATIONS LLC

201 NEW ROAD OPERATIONS LLC

201 WOOD STREET OPERATIONS LLC

2015 EAST WEST HIGHWAY OPERATIONS LLC

2015 EAST WEST HIGHWAY PROPERTY, LLC

205 ARMSTRONG AVENUE OPERATIONS LLC

2101 FAIRLAND ROAD OPERATIONS LLC

215 WEST BROWN ROAD OPERATIONS LLC

22 SOUTH STREET OPERATIONS LLC

22 TUCK ROAD OPERATIONS LLC

2240 WHITE HORSE MERCERVILLE ROAD OPERATIONS LLC

225 EVERGREEN ROAD OPERATIONS LLC

227 EVERGREEN ROAD OPERATIONS LLC

227 PLEASANT STREET OPERATIONS LLC

23 FAIR STREET OPERATIONS LLC

23 FAIR STREET PROPERTY, LLC

2305 RANCOCAS ROAD OPERATIONS LLC

239 PLEASANT STREET OPERATIONS LLC

24 TRUCKHOUSE ROAD OPERATIONS LLC

25 EAST LINDSLEY ROAD OPERATIONS LLC

2507 CHESTNUT STREET OPERATIONS LLC

255 WEST BROWN ROAD OPERATIONS LLC

2600 HIGHLANDS BOULEVARD, NORTH, LLC

2601 EVESHAM ROAD OPERATIONS LLC

261 TERHUNE DRIVE OPERATIONS LLC

261 TERHUNE DRIVE PROPERTY, LLC

262 TOLL GATE ROAD OPERATIONS LLC

2720 CHARLES TOWN ROAD OPERATIONS LLC

279 CABOT STREET OPERATIONS LLC

279 CABOT STREET PROPERTY LLC

290 HANOVER STREET OPERATIONS LLC

290 RED SCHOOL LANE OPERATIONS LLC

2900 TWELFTH STREET NORTH, LLC

292 APPLEGARTH ROAD OPERATIONS LLC

3 PARK DRIVE OPERATIONS LLC

30 PRINCETON BOULEVARD OPERATIONS LLC

30 WEST AVENUE OPERATIONS LLC

300 COURTRIGHT STREET OPERATIONS LLC

300 PEARL STREET OPERATIONS LLC

300 PEARL STREET PROPERTY LLC

3000 BALFOUR CIRCLE OPERATIONS LLC

3001 EVESHAM ROAD OPERATIONS LLC

315 UPPER RIVERDALE ROAD LLC

32 HOSPITAL HILL ROAD OPERATIONS LLC

3227 BEL PRE ROAD OPERATIONS LLC

329 EXEMPLA CIRCLE OPERATIONS LLC

330 FRANKLIN TURNPIKE OPERATIONS LLC

333 GRAND AVENUE OPERATIONS LLC

333 GREEN END AVENUE OPERATIONS LLC

336 SOUTH WEST END AVENUE OPERATIONS LLC

3485 DAVISVILLE ROAD OPERATIONS LLC

35 MARC DRIVE OPERATIONS LLC

35 MILKSHAKE LANE OPERATIONS LLC

350 HAWS LANE OPERATIONS LLC

3514 FOWLER AVENUE OPERATIONS LLC

3720 CHURCH ROCK STREET OPERATIONS LLC

3809 BAYSHORE ROAD OPERATIONS LLC

3865 TAMPA ROAD, LLC

390 RED SCHOOL LANE OPERATIONS LLC

4 HAZEL AVENUE OPERATIONS LLC

40 PARKHURST ROAD OPERATIONS LLC

400 29TH STREET NORTHEAST OPERATIONS LLC

400 29TH STREET NORTHEAST PROPERTY LLC

400 GROTON ROAD OPERATIONS LLC

4140 OLD WASHINGTON HIGHWAY OPERATIONS LLC

419 HARDING STREET OPERATIONS LLC

422 23RD STREET OPERATIONS LLC

44 KEYSTONE DRIVE OPERATIONS LLC

440 NORTH RIVER STREET OPERATIONS LLC

450 EAST PHILADELPHIA AVENUE OPERATIONS LLC

455 BRAYTON AVENUE OPERATIONS LLC

4602 NORTHGATE COURT, LLC

462 MAIN STREET OPERATIONS LLC

464 MAIN STREET OPERATIONS LLC

475 JACK MARTIN BOULEVARD OPERATIONS LLC

4755 SOUTH 48TH STREET OPERATIONS LLC

4755 SOUTH 48TH STREET PROPERTY LLC

4901 NORTH MAIN STREET OPERATIONS LLC

4927 VOORHEES ROAD, LLC

50 MULBERRY TREE STREET OPERATIONS LLC

500 EAST PHILADELPHIA AVENUE OPERATIONS LLC

5101 NORTH PARK DRIVE OPERATIONS LLC

515 BRIGHTFIELD ROAD OPERATIONS LLC

525 GLENBURN AVENUE OPERATIONS LLC

530 MACOBY STREET OPERATIONS LLC

536 RIDGE ROAD OPERATIONS LLC

54 SHARP STREET OPERATIONS LLC

5485 PERKIOMEN AVENUE OPERATIONS LLC

549 BALTIMORE PIKE OPERATIONS LLC

55 COOPER STREET OPERATIONS LLC

55 KONDRACKI LANE OPERATIONS LLC

55 KONDRACKI LANE PROPERTY, LLC

5501 PERKIOMEN AVENUE OPERATIONS LLC

56 HAMILTON AVENUE OPERATIONS LLC

56 WEST FREDERICK STREET OPERATIONS LLC

59 HARRINGTON COURT OPERATIONS LLC

590 NORTH POPLAR FORK ROAD OPERATIONS LLC

600 PAOLI POINTE DRIVE OPERATIONS LLC

6000 BELLONA AVENUE OPERATIONS LLC

61 COOPER STREET OPERATIONS LLC

610 DUTCHMAN'S LANE OPERATIONS LLC

610 TOWNBANK ROAD OPERATIONS LLC

613 HAMMONDS LANE OPERATIONS LLC

625 STATE HIGHWAY 34 OPERATIONS LLC

63 COUNTRY VILLAGE ROAD OPERATIONS LLC

642 METACOM AVENUE OPERATIONS LLC

65 COOPER STREET OPERATIONS LLC

650 EDISON AVENUE OPERATIONS LLC

70 GILL AVENUE OPERATIONS LLC

700 TOLL HOUSE AVENUE OPERATIONS LLC

700 TOWN BANK ROAD OPERATIONS LLC

715 EAST KING STREET OPERATIONS LLC

72 SALMON BROOK DRIVE OPERATIONS LLC

7232 GERMAN HILL ROAD OPERATIONS LLC

735 PUTNAM PIKE OPERATIONS LLC

7395 W. EASTMAN PLACE OPERATIONS LLC

740 OAK HILL ROAD OPERATIONS LLC

740 OAK HILL ROAD PROPERTY LLC

75 HICKLE STREET OPERATIONS LLC

7520 SURRATTS ROAD OPERATIONS LLC

7525 CARROLL AVENUE OPERATIONS LLC

77 MADISON AVENUE OPERATIONS LLC

7700 YORK ROAD OPERATIONS LLC

777 LAFAYETTE ROAD OPERATIONS LLC

78 OPAL STREET LLC

8 ROSE STREET OPERATIONS LLC

800 WEST MINER STREET OPERATIONS LLC

8015 LAWNDALE STREET OPERATIONS LLC

803 HACIENDA LANE OPERATIONS LLC

810 SOUTH BROOM STREET OPERATIONS LLC

8100 WASHINGTON LANE OPERATIONS LLC

825 SUMMIT STREET OPERATIONS LLC

84 COLD HILL ROAD OPERATIONS LLC

840 LEE ROAD OPERATIONS LLC

841 MERRIMACK STREET OPERATIONS LLC

843 WILBUR AVENUE OPERATIONS LLC

845 PADDOCK AVENUE OPERATIONS LLC

850 PAPER MILL ROAD OPERATIONS LLC

867 YORK ROAD OPERATIONS LLC

8710 EMGE ROAD OPERATIONS LLC

8720 EMGE ROAD OPERATIONS LLC

89 MORTON STREET OPERATIONS LLC

899 CECIL AVENUE OPERATIONS LLC

905 PENLLYN PIKE OPERATIONS LLC

91 COUNTRY VILLAGE ROAD OPERATIONS LLC

9101 SECOND AVENUE OPERATIONS LLC

920 SOUTH MAIN STREET OPERATIONS LLC

93 MAIN STREET SNF OPERATIONS LLC

932 BROADWAY OPERATIONS LLC

9701 MEDICAL CENTER DRIVE OPERATIONS LLC

9738 WESTOVER HILLS BOULEVARD OPERATIONS LLC

98 HOSPITALITY DRIVE OPERATIONS LLC

98 HOSPITALITY DRIVE PROPERTY LLC

9940 WEST UNION HILLS DRIVE OPERATIONS LLC

ALEXANDRIA CARE CENTER, LLC

ALTA CARE CENTER, LLC

ANAHEIM TERRACE CARE CENTER, LLC

BAY CREST CARE CENTER, LLC

BELEN MEADOWS HEALTHCARE AND REHABILITATION CENTER, LLC

BELMONT NURSING CENTER, LLC

BRADFORD SQUARE NURSING, LLC

BRIER OAK ON SUNSET, LLC

CAREERSTAFF UNLIMITED, LLC

CLAIRMONT LONGVIEW PROPERTY, LLC

CLAIRMONT LONGVIEW, LLC

CLOVIS HEALTHCARE AND REHABILITATION CENTER, LLC

COLONIAL TYLER CARE CENTER, LLC

COURTYARD JV LLC

CRESTVIEW NURSING, LLC

DIANE DRIVE OPERATIONS LLC

DRACUT JV LLC

ELMCREST CARE CENTER, LLC

FC-GEN HOSPICE HOLDINGS, LLC

FIVE NINETY SIX SHELDON ROAD OPERATIONS LLC

FLATONIA OAK MANOR, LLC

FLORIDA HOLDINGS I, LLC

FLORIDA HOLDINGS II, LLC

FLORIDA HOLDINGS III, LLC

FORT WORTH CENTER OF REHABILITATION, LLC

FORTY SIX NICHOLS STREET OPERATIONS LLC

FORTY SIX NICHOLS STREET PROPERTY LLC

FOUNTAIN CARE CENTER, LLC

FOUNTAIN VIEW SUBACUTE AND NURSING CENTER, LLC

FRANKLIN WOODS JV LLC

GENESIS ADMINISTRATIVE SERVICES LLC

GENESIS BAYVIEW JV HOLDINGS, LLC

GENESIS CO HOLDINGS LLC

GENESIS CT HOLDINGS LLC

GENESIS DE HOLDINGS LLC

GENESIS DYNASTY OPERATIONS LLC

GENESIS ELDERCARE NETWORK SERVICES, LLC

GENESIS ELDERCARE PHYSICIAN SERVICES, LLC

GENESIS ELDERCARE REHABILITATION SERVICES, LLC

GENESIS HEALTH VENTURES OF NEW GARDEN, LLC

GENESIS HEALTHCARE LLC

GENESIS HOLDINGS LLC

GENESIS IP LLC

GENESIS LGO OPERATIONS LLC

GENESIS MA HOLDINGS LLC

GENESIS MD HOLDINGS LLC

GENESIS NH HOLDINGS LLC

GENESIS NJ HOLDINGS LLC

GENESIS OMG OPERATIONS LLC

GENESIS OPERATIONS II LLC

GENESIS OPERATIONS III LLC

GENESIS OPERATIONS IV LLC

GENESIS OPERATIONS LLC

GENESIS OPERATIONS V LLC

GENESIS OPERATIONS VI LLC

GENESIS PA HOLDINGS LLC

GENESIS PARTNERSHIP, LLC

GENESIS PROSTEP, LLC

GENESIS RI HOLDINGS LLC

GENESIS STAFFING SERVICES LLC

GENESIS TX HOLDINGS LLC

GENESIS VA HOLDINGS LLC

GENESIS VT HOLDINGS LLC

GENESIS WV HOLDINGS LLC

GEN-NEXT HOLDCO I, LLC

GHC BURLINGTON WOODS DIALYSIS JV LLC

GHC DIALYSIS JV LLC

GHC HOLDINGS II LLC

GHC HOLDINGS LLC

GHC JV HOLDINGS LLC

GHC MATAWAN DIALYSIS JV LLC

GHC PAYROLL LLC

GHC RANDALLSTOWN DIALYSIS JV LLC

GHC SELECTCARE LLC

GHC TX OPERATIONS LLC

GHC WINDSOR DIALYSIS JV LLC

GRANITE LEDGES JV LLC

GRANT MANOR LLC

GREAT FALLS HEALTH CARE COMPANY, L.L.C.

GRS JV LLC

GUADALUPE SEGUIN PROPERTY, LLC

GUADALUPE VALLEY NURSING CENTER, LLC

HALLETTSVILLE REHABILITATION AND NURSING CENTER, LLC

HALLMARK INVESTMENT GROUP, LLC

HALLMARK REHABILITATION GP, LLC

HARBORSIDE CONNECTICUT LIMITED PARTNERSHIP

HARBORSIDE DANBURY LIMITED PARTNERSHIP

HARBORSIDE HEALTH I LLC

HARBORSIDE HEALTHCARE ADVISORS LIMITED PARTNERSHIP

HARBORSIDE HEALTHCARE LIMITED PARTNERSHIP

HARBORSIDE HEALTHCARE, LLC

HARBORSIDE MASSACHUSETTS LIMITED PARTNERSHIP

HARBORSIDE NEW HAMPSHIRE LIMITED PARTNERSHIP

HARBORSIDE NORTH TOLEDO LIMITED PARTNERSHIP

HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP

HARBORSIDE OF DAYTON LIMITED PARTNERSHIP

HARBORSIDE OF OHIO LIMITED PARTNERSHIP

HARBORSIDE POINT PLACE, LLC

HARBORSIDE REHABILITATION LIMITED PARTNERSHIP

HARBORSIDE RHODE ISLAND LIMITED PARTNERSHIP

HARBORSIDE SWANTON, LLC

HARBORSIDE SYLVANIA, LLC

HARBORSIDE TOLEDO BUSINESS LLC

HARBORSIDE TOLEDO LIMITED PARTNERSHIP

HARBORSIDE TROY, LLC

HBR BARDWELL LLC

HBR BARKELY DRIVE, LLC

HBR BOWLING GREEN LLC

HBR BROWNSVILLE, LLC

HBR CAMPBELL LANE, LLC

HBR DANBURY, LLC

HBR ELIZABETHTOWN, LLC

HBR KENTUCKY, LLC

HBR LEWISPORT, LLC

HBR MADISONVILLE, LLC

HBR OWENSBORO, LLC

HBR PADUCAH, LLC

HBR STAMFORD, LLC

HBR TRUMBULL, LLC

HBR WOODBURN, LLC

HC 63 OPERATIONS LLC

HHCI LIMITED PARTNERSHIP

HOSPITALITY LUBBOCK PROPERTY, LLC

HOSPITALITY NURSING AND REHABILITATION CENTER, LLC

HUNTINGTON PLACE LIMITED PARTNERSHIP

KANSAS CITY TRANSITIONAL CARE CENTER, LLC

KENNETT CENTER, L.P.

KHI LLC

KLONDIKE MANOR LLC

LEISURE YEARS NURSING, LLC

LINCOLN HIGHWAY JV LLC

LINCOLN HIGHWAY OPERATIONS LLC

LIVE OAK NURSING CENTER, LLC

MAGNOLIA JV LLC

MARIETTA HEALTHCARE, LLC

MARYLAND HARBORSIDE LLC

MASSACHUSETTS HOLDINGS I, LLC

MONTEBELLO CARE CENTER, LLC

MONUMENT LA GRANGE PROPERTY, LLC

MONUMENT REHABILITATION AND NURSING CENTER, LLC

MS EXTON, LLC

MS EXTON HOLDINGS, LLC

OAKLAND MANOR NURSING CENTER, LLC

ODD LOT LLC

OHIO HOLDINGS I, LLC

OWENTON MANOR NURSING, LLC

PDDTSE LLC

PEAK MEDICAL ASSISTED LIVING, LLC

PEAK MEDICAL COLORADO NO. 2, LLC

PEAK MEDICAL COLORADO NO. 3, LLC

PEAK MEDICAL IDAHO OPERATIONS, LLC

PEAK MEDICAL LAS CRUCES NO. 2, LLC

PEAK MEDICAL LAS CRUCES, LLC

PEAK MEDICAL MONTANA OPERATIONS, LLC

PEAK MEDICAL NEW MEXICO NO. 3, LLC

PEAK MEDICAL OF BOISE, LLC

PEAK MEDICAL OF COLORADO, LLC

PEAK MEDICAL OF IDAHO, LLC

PEAK MEDICAL OF UTAH, LLC

PEAK MEDICAL ROSWELL, LLC

PEAK MEDICAL, LLC

PINE TREE VILLA LLC

PM OXYGEN SERVICES, LLC

PROCARE ONE NURSES, LLC

PROPERTY RESOURCE HOLDINGS, LLC

REGENCY HEALTH SERVICES, LLC

REGENCY NURSING, LLC

RESPIRATORY HEALTH SERVICES LLC

RIO HONDO SUBACUTE AND NURSING CENTER, LLC

RIVERSIDE RETIREMENT LIMITED PARTNERSHIP

ROMNEY HEALTH CARE CENTER LIMITED PARTNERSHIP

ROUTE 92 OPERATIONS LLC

ROYALWOOD CARE CENTER, LLC

SADDLE SHOP ROAD OPERATIONS LLC

SALISBURY JV LLC

SHARON CARE CENTER, LLC

SHG PARTNERSHIP, LLC

SHG RESOURCES, LLC

SKIES HEALTHCARE AND REHABILITATION CENTER, LLC

SKILES AVENUE AND STERLING DRIVE URBAN RENEWAL OPERATIONS LLC

SKILLED HEALTHCARE, LLC

SOUTHWOOD AUSTIN PROPERTY, LLC

SOUTHWOOD CARE CENTER, LLC

SR-73 AND LAKESIDE AVENUE OPERATIONS LLC

ST. ANTHONY HEALTHCARE AND REHABILITATION CENTER, LLC

ST. CATHERINE HEALTHCARE AND REHABILITATION CENTER, LLC

ST. ELIZABETH HEALTHCARE AND REHABILITATION CENTER, LLC

ST. JOHN HEALTHCARE AND REHABILITATION CENTER, LLC

ST. THERESA HEALTHCARE AND REHABILITATION CENTER, LLC

STATE STREET ASSOCIATES, L.P.

STATE STREET KENNETT SQUARE, LLC

STILLWELL ROAD OPERATIONS LLC

SUMMIT CARE PARENT, LLC

SUMMIT CARE, LLC

SUN HEALTHCARE GROUP, INC.

SUNBRIDGE BECKLEY HEALTH CARE LLC

SUNBRIDGE BRASWELL ENTERPRISES, LLC

SUNBRIDGE BRITTANY REHABILITATION CENTER, LLC

SUNBRIDGE CARE ENTERPRISES WEST, LLC

SUNBRIDGE CARE ENTERPRISES, LLC

SUNBRIDGE CARMICHAEL REHABILITATION CENTER, LLC

SUNBRIDGE CIRCLEVILLE HEALTH CARE LLC

SUNBRIDGE CLIPPER HOME OF PORTSMOUTH, LLC

SUNBRIDGE CLIPPER HOME OF ROCHESTER, LLC

SUNBRIDGE DUNBAR HEALTH CARE LLC

SUNBRIDGE GARDENDALE HEALTH CARE CENTER, LLC

SUNBRIDGE GLENVILLE HEALTH CARE, LLC

SUNBRIDGE GOODWIN NURSING HOME, LLC

SUNBRIDGE HALLMARK HEALTH SERVICES, LLC

SUNBRIDGE HARBOR VIEW REHABILITATION CENTER, LLC

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